UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 7, 2007, Advanced Energy Industries, Inc. announced via press release its financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
Reference is made to the press release of Advanced Energy Industries, Inc. issued on February 7, 2007, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	The following exhibit is furnished pursuant to Items 2.02 and 7.01:
99.1	Press release dated February 7, 2007 by Advanced Energy Industries, Inc., reporting its financial results for the quarter and year ended December 31, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.

/s/ Lawrence D. Firestone

Date: February 7, 2007	Lawrence D. Firestone
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 7, 2007 by Advanced Energy Industries, Inc., reporting its financial results for the quarter and year ended December 31, 2006.